SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 20, 2010

Atlantic BANCGROUP, INC.
(Exact name of registrant as specified in its charter)

Florida	001-15061	59-3543956
(State or other jurisdiction	Commission File Number	(I.R.S. Employer
Of incorporation)		Identification No.)

1315 South Third Street
Jacksonville Beach, Florida 32250
(address of principal executive offices)
Registrant’s telephone number: (904) 247-9494

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On May 10, 2010, Atlantic BancGroup, Inc. (“Atlantic”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Jacksonville Bancorp, Inc. (“JBI”), which provided for the merger of Atlantic with and into JBI, with JBI remaining as the surviving entity (the “Merger”).   On September 20, 2010, Atlantic and JBI entered into the First Amendment to the Agreement and Plan of Merger (the “Merger Agreement Amendment”).  Under the Merger Agreement Amendment, in consideration of the Merger, Atlantic shareholders will receive $0.67 in cash per share of Atlantic common stock owned, in addition to receiving 0.2 shares of JBI common stock for each share of Atlantic common stock, as provided for in the original Merger Agreement.  A total of approximately 249,503 shares of JAXB common stock are expected to be issued to Atlantic shareholders in the Merger, which is unchanged from the original Merger Agreement.  Under the original Merger Agreement, Atlantic shareholders were eligible to receive cash as part of the Merger consideration only if Atlantic sold certain assets before the Merger.  Atlantic completed the sale of those assets in June 2010, and under the terms of the original Merger Agreement, Atlantic shareholders would have received approximately $0.56 per share of Atlantic common stock

In connection with the proposed Merger and also on May 10, 2010, JBI entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with certain accredited investors (the “Investors”) for the purchase by the Investors of an aggregate of 3,000,000 shares of JBI common stock to be issued by JBI in exchange for a cash purchase price of $10.00 per share (the “JBI Stock Purchase”), subject to the terms and conditions contained therein.  On September 20, 2010, JBI and the Investors entered into Amendment No. 1 to the Stock Purchase Agreement (the “SPA Amendment”).  The SPA Amendment, among other things, increased the amount of capital to be raised by JBI from $30 million to $35 million (the “Stock Purchase”) and reduced the purchase price per share of JBI’s common stock in the Stock Purchase from $10.00 to $9.00 per share.  As a result, if the Stock Purchase is completed, JBI will sell and issue an aggregate of 3,888,889 shares of its common stock to the accredited investors.

The foregoing descriptions of the Merger Agreement Amendment and the SPA Amendment do not purport to be complete, and are qualified in their entirety by reference to such agreements. The Merger Agreement Amendment is incorporated herein by reference and filed as Exhibit 2.1 hereto and the SPA Amendment is contained in the Merger Agreement Amendment as Exhibit 1.

Important Information

This document may be deemed to be solicitation material in respect of the proposed transactions. In connection with the proposed transactions, JBI has filed with the SEC a registration statement on Form S-4 and will file a separate proxy statement. Shareholders of Atlantic are encouraged to read the registration statement, the proxy statement/prospectus that will be a part of the registration statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions.   Shareholders of JBI are encouraged to read the proxy statement and any other relevant documents filed with the SEC because they will contain important information about the proposed transactions.  The final proxy statement/prospectus will be mailed to shareholders of Atlantic and a separate proxy statement will be mailed to shareholders of JBI.  Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov.  In addition, the documents may also be obtained, free of charge, from JBI by contacting Valerie A. Kendall, Chief Financial Officer, Jacksonville Bancorp, Inc., 100 North Laura Street, Suite 1000, Jacksonville, Florida 32202, or from Atlantic by contacting David L. Young, Chief Financial Officer, Atlantic BancGroup, Inc., 1315 South Third Street, Jacksonville Beach, Florida 32250.

This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of JBI or Atlantic.

JBI, Atlantic and their respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding JBI’s directors and executive officers is available in JBI’s proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on March 29, 2010.  Information regarding Atlantic’s directors and executive officers is available in its annual report on Form 10-K (as amended), as filed with the SEC.

Additional information regarding the interests of those participants and other persons who may be deemed participants in the proxy solicitation may be obtained by reading the proxy statement/prospectus and separate proxy statement regarding the proposed transactions when they become available. Shareholders of JBI and Atlantic may obtain free copies of these documents as described above.

Item 8.01	Other Events.

On September 20, 2010, Atlantic announced that it had amended the Merger Agreement by press release, a copy of which is filed as Exhibit 99.1 hereto.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

The information presented above may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements about the expected benefits of the merger between JBI and Atlantic, including future financial and operating results, cost savings, enhanced revenues, the expected market position of the combined company, and the accretion or dilution to reported earnings and to cash earnings that may be realized from the transaction; (ii) statements about JBI’s and Atlantic’s plans, objectives, expectations and intentions and other statements that are not historical facts; and (iii) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of JBI or Atlantic to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Neither JBI nor Atlantic undertakes to update any forward-looking statements. In addition, JBI and Atlantic, through their senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of such senior management based upon current information and involve a number of risks and uncertainties.

All written or oral forward-looking statements attributable to JBI and Atlantic, respectively, are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in JBI’s and Atlantic’s respective annual reports on Form 10-K for the year ended December 31, 2009, and otherwise in their respective subsequent SEC reports and filings.

Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, without limitation, the following: unexpected transaction costs, including the costs of integrating operations; the risks that the businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the potential failure to fully or timely realize expected revenues and revenue synergies, including as the result of revenues following the merger being lower than expected; the risk of deposit and customer attrition; changes in deposit mix; unexpected operating and other costs, which may differ or change from expectations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers by competitors; changes in the interest rate environment reducing interest margins; legislation or regulatory changes that adversely affect the business in which the combined company would be engaged; as well as the difficulties and risks inherent with entering new markets.

Item 9.01	Exhibits.

(2)	Exhibits

Exhibit No.	Exhibit

2.1	First Amendment to Agreement and Plan of Merger by and between Atlantic BancGroup, Inc. and Jacksonville Bancorp, Inc. dated as of September 20, 2010.

99.1	Press released dated September 20, 2010 issued by Atlantic BancGroup, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010

Atlantic BancGroup, Inc.
(Registrant)

By:	/s/ Barry W. Chandler
Barry W. Chandler
Principal Executive Officer